GlacierShares Nasdaq Iceland ETF
Schedule of Investments
September 30, 2025 (Unaudited)

COMMON STOCKS - 99.0%		Shares	Value
Canada - 3.9%
Amaroq Ltd. (a)		31,221	$30,263

Faroe Islands - 4.5%
Bakkafrost P/F		761	34,886

Iceland - 60.9%(b)
Arion Banki HF (c)		65,085	95,058
Eik fasteignafelag HF		60,363	6,874
Eimskipafelag Islands HF		4,165	11,960
Embla Medical HF (a)		4,867	23,826
Festi HF		10,860	27,063
Hagar HF		26,174	23,109
Hampidjan HF		23,978	24,138
Heimar HF		73,241	21,031
Icelandair Group HF (a)		1,489,542	13,766
Islandsbanki HF		101,482	102,160
Kaldalon HF (a)		39,333	7,789
Kvika banki HF		212,260	31,439
Nova Klubburinn HF		157,636	6,269
Olgerdin Egill Skallagrims HF (a)		114,318	16,791
Reitir fasteignafelag HF		26,279	25,154
Siminn HF		85,995	9,225
Sjova-Almennar Tryggingar HF		26,506	9,098
Skagi HF		73,297	10,887
Skel fjarfestingafelag HF		44,318	6,107
			471,744

Luxembourg - 8.7%
Alvotech SA (a)		8,255	67,608

Norway - 10.7%
Aker BioMarine ASA (a)		105	976
Austevoll Seafood ASA		487	4,637
Grieg Seafood ASA (a)		260	1,728
Leroy Seafood Group ASA		1,333	6,581
Mowi ASA		1,615	34,120
Salmar ASA		640	34,188
Salmon Evolution ASA (a)		2,222	1,127
			83,357

Switzerland - 5.7%
Oculis Holding AG (a)		2,492	44,183

United States - 4.6%
JBT Marel Corp.		254	35,674
TOTAL COMMON STOCKS (Cost $694,870)			767,715

TOTAL INVESTMENTS - 99.1% (Cost $694,870)			767,715
Money Market Deposit Account - 0.9% (d)			7,148
Other Assets in Excess of Liabilities - 0.0% (e)			237
TOTAL NET ASSETS - 100.0%	0.0%	0.0%	$775,100

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)
To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting such country or region.

(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2025, the value of these securities total $95,058 or 12.3% of the Fund’s net assets.

(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of September 30, 2025, was 3.95%.

(e)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of September 30, 2025 (Unaudited)

GlacierShares Nasdaq Iceland ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$760,841	$6,874	$–	$767,715
Total Investments	$760,841	$6,874	$–	$767,715